198 STKP1
198 STKPA

                       SUPPLEMENT DATED FEBRUARY 27, 1998
                             TO THE PROSPECTUSES OF
                         FRANKLIN SMALL CAP GROWTH FUND
                 FRANKLIN SMALL CAP GROWTH FUND - ADVISOR CLASS
                             DATED SEPTEMBER 1, 1997


The prospectus is amended as follows:

The section "WHO MANAGES THE FUND? - MANAGEMENT TEAM" is replaced in its entirety with the following:

     MANAGEMENT TEAM. The team responsible for the day-to-day management of the Fund's portfolio is: Mr. Jamieson since inception and Mr. McCarthy since 1993.

      Edward B. Jamieson
      Senior Vice President of Advisers

     Mr. Jamieson holds a Masters degree in Accounting and Finance from the University of Chicago Graduate School of Business and a Bachelor of Arts degree from Bucknell University. He has been with the Franklin Templeton Group since 1987.

      Michael McCarthy
      Portfolio Manager of Advisers

     Mr. McCarthy holds a Bachelor of Arts degree in History from the University of California at Los Angeles. He has been with the Franklin Templeton Group since 1992.